Federated Asset Allocation fund

(Formerly, Federated Stock and Bond Fund)

Institutional Shares (TICKER SFBIX)

SUPPLEMENT TO SUMMARY and statutory PROSPECTUSES DATED january 31, 2011

The Federated Asset Allocation Fund (“Fund”) is entering into an Agreement and Plan of Reorganization (“Agreement”) pursuant to which the Fund would acquire substantially all of the assets of Managed Portfolio, a portfolio of EquiTrust Series Fund, Inc., in exchange for Class A Shares and Institutional Shares of the Fund, which will be distributed pro rata by Managed Portfolio to its holders of its Class A Shares and Class B Shares, and its holders of its Class I Shares, respectively, (“Acquired Fund Shareholders”) in complete liquidation and termination of Managed Portfolio. The Agreement is subject to the approval of the Acquired Fund Shareholders at a special meeting of shareholders currently scheduled for July 14, 2011. If the Agreement, and related reorganization transaction, is approved by the Acquired Fund Shareholders, the January 31, 2012 date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be deemed changed to May 31, 2012, with respect to the Institutional Shares of the Fund.

May 16, 2011

Federated Asset Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450870 (5/11)